Fidelity®

Trend

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Trend	-6.36%	-14.76%	47.53%	196.83%
S&P 500®	-6.70%	-14.83%	96.59%	308.19%
Growth Funds Average	-10.48%	-19.10%	78.25%	268.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,844 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Trend	-14.76%	8.09%	11.49%
S&P 500	-14.83%	14.48%	15.10%
Growth Funds Average	-19.10%	11.78%	13.50%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Trend Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $29,683 - a 196.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $40,819 - a 308.19% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2001, the six month, one year, five year and 10 year cumulative total returns for the multi-cap core funds average were -6.44%, -12.57%, 86.97%, and 291.18%, respectively; and the one year, five year and 10 year average annual total returns were -12.57%, 12.93%, and 14.24%, respectively. The six month, one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were -6.60%, -8.83%, 81.90%, and 286.22%, respectively; and the one year, five year and 10 year average annual total returns were -8.83%, 12.29%, and 14.15%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

(Portfolio Manager photograph)
An interview with Ramin Arani, Portfolio Manager of Fidelity Trend Fund

Q. How did the fund perform, Ramin?

A. The fund had a negative return but edged its benchmark index. For the six months ending June 30, 2001, the fund had a total return of -6.36%, compared with -6.70% for the Standard & Poor's 500 Index. The fund's return also compared favorably with that of the Lipper Inc. growth funds average, which returned -10.48%. For the 12 months that ended June 30, 2001, the fund returned -14.76%, compared with -14.83% and -19.10% for the index and Lipper average, respectively.

Q. Why did the fund beat the index and the peer average during the six-month period?

A. Moving from a defensive stance to an overweighted position in technology around the end of the first quarter of 2001 was important. Throughout the first quarter, the fund trailed the index because I had given it a defensive tilt coming into the new year. Then the Fed began its aggressive campaign to lower interest rates, starting with the surprise move on January 3. This intervention and the expectation of more to follow prompted a rally in technology stocks, especially lower-quality issues with less-than-stellar balance sheets. I made the decision not to chase this rally, which proved fortunate, as the market promptly gave up those gains and more in February and March. At the end of March, there were some compelling values in growth stocks, especially in the technology and media sectors. Getting more aggressive then was timely because the market rallied strongly in April. Bargain hunting was undoubtedly one reason, but with first-quarter earnings reports coming out, there was a sense that the worst of the slowdown might be over. As the second quarter progressed, the market's upward momentum dissipated and investors began to suspect that even aggressive Fed easing might not be enough to bring a significant recovery by the third or even fourth quarter of this year. Accordingly, I got less aggressive toward the end of the quarter, although I still maintained a slight overweighting in technology. Many of the funds in the Lipper average had been even more defensively positioned than I was, and I believe they failed to catch as much of the spring rally as I did.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks helped performance most?

A. Microsoft was the most positive contributor. Several factors helped the stock, including a strong first quarter earnings report, an improving litigation picture and the prospect of rolling out a new version of the Windows operating system in the next year or so. Another software holding, Computer Associates, also helped the fund's returns. In this case, the company actually beat its earnings estimates, a rarity so far in 2001. Specialty retailer Abercrombie & Fitch benefited from effective merchandising of its women's clothing line and expectations of improving sales trends in the second half of the year.

Q. What about the negative side of the ledger?

A. The worst detractor was Cisco Systems, which missed its earnings estimates and faced reduced growth expectations for the network infrastructure business as a result of the overbuilding that occurred during the past several years. A number of drug stocks also detracted from performance, including Bristol-Myers Squibb, Merck, Schering-Plough and Pfizer. Investors looking for defensive plays had bid this group to pretty rich valuations late in 2000, so they were due for a breather. In addition, there were concerns that earnings growth rates would slow because of expiring patents on important drugs.

Q. What's your outlook, Ramin?

A. The U.S. consumer is the key to any recovery, so I will continue to monitor indicators such as retail sales, personal consumption and consumer confidence for clues about the future. At the company level, I will remain in close contact with management to determine when orders begin to pick up. The tug of war should continue between the positive effects of lower interest rates and the tax refund recently passed by Congress on the one hand, and rising unemployment and extremely high levels of consumer debt on the other. Within this environment, there are many stocks offering improving business prospects and valuations that are more reasonable than at any time in the past few years.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities of companies likely to benefit from economic, financial or market trends

Fund number: 005

Trading symbol: FTRNX

Start date: June 16, 1958

Size: as of June 30, 2001, more than $1.1 billion

Manager: Ramin Arani, since 2000; manager, Fidelity Select Health Care Portfolio and Fidelity Advisor Health Care Fund, 1999-2000; Fidelity Select Retailing Portfolio, 1997-1999; joined Fidelity in 1992

3

Ramin Arani on picking stocks in a soft market:

"I think we are entering a period in which stock picking is going to be even more important than before. We went through a variation of this in the spring of 2000, after the initial tech crash. It wasn't enough to buy technology - you had to own the companies with solid earnings prospects. Investors had little interest in companies with only an intriguing concept.

"It seems to me that we've gone one step further now. With the corporate earnings picture so unstable, the growth sectors of the market are not behaving the way they did during the bull market, and even so-called defensive sectors are not as reliable as they used to be. Investors whose tactics are limited to jumping on whatever sector is hot probably will be disappointed. What should come to the fore are special situations such as turnaround stories, companies that are generating cash and paying down debt and the like. In this environment, there will be a premium on solid research, a strength at Fidelity."

Semiannual Report

Investment Changes

Top Ten Stocks as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.1	2.0
General Electric Co.	3.9	4.2
Pfizer, Inc.	2.9	2.6
Citigroup, Inc.	2.8	2.0
Bristol-Myers Squibb Co.	2.6	3.4
AOL Time Warner, Inc.	2.4	0.6
Exxon Mobil Corp.	2.0	2.3
Philip Morris Companies, Inc.	1.9	1.2
Intel Corp.	1.8	1.3
International Business Machines Corp.	1.8	1.0
	26.2
Top Five Market Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.7	21.0
Financials	16.1	17.6
Consumer Discretionary	15.1	7.8
Health Care	13.4	18.2
Industrials	10.1	9.1
Asset Allocation (% of fund's net assets)
As of June 30, 2001 *		As of December 31, 2000 **
	Stocks 98.1%		Stocks and Equity Futures 99.5%
	Convertible Securities 0.1%		Short-Term Investments and Net Other Assets 0.5%
Short-Term Investments and Net Other Assets 1.8%
* Foreign investments	2.3%	** Foreign investments	4.1%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.0%
Automobiles - 0.2%
Ford Motor Co.	83,100	$ 2,040
Hotels, Restaurants & Leisure - 1.5%
Harrah's Entertainment, Inc. (a)	81,300	2,870
Mandalay Resort Group (a)	55,700	1,526
McDonald's Corp.	52,600	1,423
MGM Mirage, Inc. (a)	146,300	4,383
Outback Steakhouse, Inc. (a)	116,000	3,341
Wendy's International, Inc.	112,000	2,860
		16,403
Household Durables - 0.6%
Black & Decker Corp.	36,800	1,452
Leggett & Platt, Inc.	83,600	1,842
Mohawk Industries, Inc. (a)	89,800	3,161
		6,455
Leisure Equipment & Products - 0.3%
Mattel, Inc.	179,100	3,389
Media - 7.6%
AOL Time Warner, Inc. (a)	514,350	27,261
AT&T Corp. - Liberty Media Group Class A (a)	217,100	3,797
Clear Channel Communications, Inc. (a)	126,912	7,957
EchoStar Communications Corp. Class A (a)	84,800	2,660
Fox Entertainment Group, Inc. Class A (a)	128,200	3,577
Gannett Co., Inc.	29,900	1,970
Gemstar-TV Guide International, Inc. (a)	26,300	1,105
General Motors Corp. Class H	224,500	4,546
McGraw-Hill Companies, Inc.	40,300	2,666
Omnicom Group, Inc.	49,700	4,274
Tribune Co.	52,500	2,101
Univision Communications, Inc. Class A (a)	127,800	5,467
Viacom, Inc.:
Class A (a)	21,350	1,132
Class B (non-vtg.) (a)	224,950	11,641
Walt Disney Co.	181,100	5,232
		85,386
Multiline Retail - 2.2%
BJ's Wholesale Club, Inc. (a)	65,100	3,467
Costco Wholesale Corp. (a)	84,600	3,547
Federated Department Stores, Inc. (a)	70,600	3,001
JCPenney Co., Inc.	70,500	1,858
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Kmart Corp. (a)	302,200	$ 3,466
Wal-Mart Stores, Inc.	201,800	9,848
		25,187
Specialty Retail - 2.3%
Abercrombie & Fitch Co. Class A (a)	108,900	4,846
AutoNation, Inc.	282,200	3,274
Best Buy Co., Inc. (a)	57,200	3,633
Gap, Inc.	156,600	4,541
Home Depot, Inc.	145,950	6,794
Office Depot, Inc. (a)	127,600	1,324
Pacific Sunwear of California, Inc. (a)	42,300	957
		25,369
Textiles & Apparel - 0.3%
Coach, Inc.	83,600	3,181
TOTAL CONSUMER DISCRETIONARY		167,410
CONSUMER STAPLES - 7.7%
Beverages - 1.6%
Anheuser-Busch Companies, Inc.	131,400	5,414
The Coca-Cola Co.	275,700	12,407
		17,821
Food & Drug Retailing - 1.3%
CVS Corp.	40,700	1,571
Rite Aid Corp. (a)	594,200	5,348
Rite Aid Corp. (a)(d)	435,000	3,524
Safeway, Inc. (a)	54,800	2,630
Walgreen Co.	33,000	1,127
		14,200
Food Products - 0.6%
Kraft Foods, Inc. Class A	37,100	1,150
Quaker Oats Co.	13,900	1,268
Wm. Wrigley Jr. Co.	104,000	4,872
		7,290
Household Products - 1.0%
Colgate-Palmolive Co.	59,700	3,522
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - continued
Kimberly-Clark Corp.	53,100	$ 2,968
Procter & Gamble Co.	72,000	4,594
		11,084
Personal Products - 1.3%
Avon Products, Inc.	132,900	6,151
Gillette Co.	291,100	8,439
		14,590
Tobacco - 1.9%
Philip Morris Companies, Inc.	422,700	21,452
TOTAL CONSUMER STAPLES		86,437
ENERGY - 5.6%
Energy Equipment & Services - 1.4%
Cooper Cameron Corp. (a)	31,100	1,735
Global Industries Ltd. (a)	97,200	1,275
Halliburton Co.	48,500	1,727
National-Oilwell, Inc. (a)	56,800	1,522
Schlumberger Ltd. (NY Shares)	33,700	1,774
Smith International, Inc. (a)	17,900	1,072
Transocean Sedco Forex, Inc.	26,000	1,073
W-H Energy Services, Inc.	167,200	3,461
Weatherford International, Inc. (a)	48,100	2,309
		15,948
Oil & Gas - 4.2%
Chevron Corp.	98,900	8,950
Conoco, Inc. Class B	182,400	5,271
Exxon Mobil Corp.	250,265	21,861
Occidental Petroleum Corp.	140,800	3,744
Royal Dutch Petroleum Co. (NY Shares)	61,300	3,572
Texaco, Inc.	44,700	2,977
		46,375
TOTAL ENERGY		62,323
FINANCIALS - 16.1%
Banks - 4.2%
Asahi Bank Ltd.	311,000	673
Bank of America Corp.	174,300	10,463
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Bank of New York Co., Inc.	35,800	$ 1,718
Bank One Corp.	94,400	3,380
FleetBoston Financial Corp.	271,500	10,711
Mellon Financial Corp.	17,700	814
Mizuho Holdings, Inc.	175	814
PNC Financial Services Group, Inc.	120,500	7,928
Sumitomo Mitsui Banking Corp.	92,000	760
Washington Mutual, Inc.	65,900	2,475
Wells Fargo & Co.	155,600	7,225
		46,961
Diversified Financials - 8.4%
American Express Co.	148,900	5,777
Charles Schwab Corp.	237,000	3,626
Citigroup, Inc.	583,477	30,831
Daiwa Securities Group, Inc.	73,000	764
Fannie Mae	95,600	8,140
Freddie Mac	128,900	9,023
Goldman Sachs Group, Inc.	25,200	2,162
Household International, Inc.	52,000	3,468
J.P. Morgan Chase & Co.	280,380	12,505
Merrill Lynch & Co., Inc.	79,300	4,699
Morgan Stanley Dean Witter & Co.	174,400	11,202
Nikko Securities Co. Ltd.	96,000	769
Nomura Securities Co. Ltd.	38,000	728
		93,694
Insurance - 3.5%
AFLAC, Inc.	158,400	4,988
Allstate Corp.	102,000	4,487
American International Group, Inc.	229,837	19,766
Hartford Financial Services Group, Inc.	64,100	4,384
MetLife, Inc.	132,900	4,117
Odyssey Re Holdings Corp.	5,000	90
The Chubb Corp.	18,200	1,409
		39,241
TOTAL FINANCIALS		179,896
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 13.4%
Biotechnology - 1.1%
Amgen, Inc. (a)	159,700	$ 9,909
Geneva Proteomics (a)(d)	62,000	341
Sepracor, Inc. (a)	47,600	1,891
		12,141
Health Care Equipment & Supplies - 0.9%
Guidant Corp. (a)	133,000	4,788
Medtronic, Inc.	117,800	5,420
		10,208
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	106,350	7,338
HCA - The Healthcare Co.	53,500	2,418
McKesson HBOC, Inc.	198,700	7,376
Tenet Healthcare Corp. (a)	66,300	3,420
		20,552
Pharmaceuticals - 9.6%
Abbott Laboratories	56,700	2,722
American Home Products Corp.	179,900	10,513
Barr Laboratories, Inc. (a)	31,000	2,183
Bristol-Myers Squibb Co.	564,500	29,523
Eli Lilly & Co.	124,300	9,198
Forest Laboratories, Inc. (a)	21,000	1,491
ImClone Systems, Inc. (a)	82,500	4,208
Merck & Co., Inc.	172,800	11,044
Pfizer, Inc.	794,775	31,831
Schering-Plough Corp.	122,200	4,429
		107,142
TOTAL HEALTH CARE		150,043
INDUSTRIALS - 10.1%
Aerospace & Defense - 1.1%
General Dynamics Corp.	66,500	5,174
Honeywell International, Inc.	208,100	7,281
		12,455
Airlines - 0.2%
Continental Airlines, Inc. Class B (a)	19,500	960
Northwest Airlines Corp. (a)	24,200	572
		1,532
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.4%
American Standard Companies, Inc. (a)	40,100	$ 2,410
Masco Corp.	79,100	1,974
		4,384
Commercial Services & Supplies - 0.8%
Avery Dennison Corp.	34,900	1,782
Cendant Corp. (a)	51,100	996
First Data Corp.	53,000	3,405
NCO Group, Inc. (a)	33,000	1,021
The BISYS Group, Inc. (a)	32,600	1,953
		9,157
Construction & Engineering - 0.2%
Fluor Corp.	53,500	2,416
Industrial Conglomerates - 5.8%
General Electric Co.	900,000	43,875
Minnesota Mining & Manufacturing Co.	8,900	1,015
Textron, Inc.	71,700	3,946
Tyco International Ltd.	284,300	15,494
		64,330
Machinery - 0.5%
Deere & Co.	27,100	1,026
Ingersoll-Rand Co.	63,900	2,633
Navistar International Corp. (a)	71,600	2,014
		5,673
Road & Rail - 1.1%
Burlington Northern Santa Fe Corp.	112,000	3,379
CSX Corp.	131,200	4,755
Union Pacific Corp.	83,100	4,563
		12,697
TOTAL INDUSTRIALS		112,644
INFORMATION TECHNOLOGY - 21.7%
Communications Equipment - 2.7%
CIENA Corp. (a)	97,900	3,727
Cisco Systems, Inc. (a)	553,800	10,727
Comverse Technology, Inc. (a)	62,300	3,589
Ditech Communications Corp. (a)	44,500	318
Nokia AB sponsored ADR	39,800	877
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nortel Networks Corp.	167,900	$ 1,526
QUALCOMM, Inc. (a)	114,500	6,521
Spectrasite Holdings, Inc. (a)	318,200	2,040
Tellium, Inc.	51,500	877
		30,202
Computers & Peripherals - 5.0%
Dell Computer Corp. (a)	370,800	10,049
EMC Corp. (a)	253,200	7,355
Gateway, Inc. (a)	129,400	2,129
International Business Machines Corp.	180,800	20,430
Lexmark International, Inc. Class A (a)	81,600	5,488
Sun Microsystems, Inc. (a)	626,900	10,156
		55,607
Electronic Equipment & Instruments - 0.6%
Avnet, Inc.	89,974	2,017
Tektronix, Inc. (a)	82,400	2,237
Thermo Electron Corp. (a)	110,300	2,429
		6,683
Internet Software & Services - 0.2%
Check Point Software Technologies Ltd. (a)	50,400	2,554
IT Consulting & Services - 0.7%
Affiliated Computer Services, Inc. Class A (a)	73,200	5,264
Computer Sciences Corp. (a)	31,500	1,090
Investment Technology Group, Inc. (a)	7,500	377
KPMG Consulting, Inc.	64,000	968
		7,699
Semiconductor Equipment & Products - 4.2%
Cypress Semiconductor Corp. (a)	69,400	1,655
Fairchild Semiconductor International, Inc. Class A (a)	134,500	3,094
Integrated Circuit Systems, Inc. (a)	82,900	1,583
Integrated Device Technology, Inc. (a)	68,500	2,060
Intel Corp.	674,900	20,578
Intersil Corp. Class A (a)	66,600	2,278
LAM Research Corp. (a)	37,800	1,136
Micron Technology, Inc. (a)	155,700	6,399
Monolithic System Technology, Inc.	21,500	237
Semtech Corp. (a)	37,300	1,191
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Teradyne, Inc. (a)	171,900	$ 5,690
Xilinx, Inc. (a)	23,000	967
		46,868
Software - 8.3%
Adobe Systems, Inc.	80,800	3,794
BEA Systems, Inc. (a)	24,500	814
Computer Associates International, Inc.	415,200	14,947
Compuware Corp. (a)	253,000	3,456
Inktomi Corp. (a)	234,600	2,144
J.D. Edwards & Co. (a)	494,100	6,992
Mercury Interactive Corp. (a)	11,700	721
Microsoft Corp. (a)	634,900	45,719
NetIQ Corp. (a)	145,256	4,517
NVIDIA Corp. (a)	19,300	1,777
PeopleSoft, Inc. (a)	76,400	3,690
Peregrine Systems, Inc. (a)	19,600	600
Siebel Systems, Inc. (a)	14,300	678
Sybase, Inc. (a)	142,900	2,351
VERITAS Software Corp. (a)	21,100	1,433
		93,633
TOTAL INFORMATION TECHNOLOGY		243,246
MATERIALS - 2.7%
Chemicals - 1.2%
Agrium, Inc.	174,300	1,728
Georgia Gulf Corp.	66,400	1,029
Lyondell Chemical Co.	155,600	2,393
Millennium Chemicals, Inc.	78,700	1,184
Potash Corp. of Saskatchewan	37,500	2,155
Praxair, Inc.	67,000	3,149
Solutia, Inc.	125,100	1,595
		13,233
Metals & Mining - 1.5%
AK Steel Holding Corp.	37,200	466
Alcan, Inc.	109,100	4,597
Alcoa, Inc.	114,800	4,523
Bethlehem Steel Corp. (a)	91,000	184
Newmont Mining Corp.	60,600	1,128
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	60,400	$ 2,953
Phelps Dodge Corp.	53,900	2,237
Worthington Industries, Inc.	42,200	574
		16,662
TOTAL MATERIALS		29,895
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.5%
AT&T Corp.	550,400	12,109
BellSouth Corp.	358,200	14,425
Qwest Communications International, Inc.	131,600	4,194
SBC Communications, Inc.	399,200	15,992
TeraBeam Networks (d)	4,800	5
Verizon Communications	71,900	3,847
		50,572
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	49,500	857
Sprint Corp. - PCS Group Series 1 (a)	63,600	1,536
Triton PCS Holdings, Inc. Class A (a)	62,600	2,520
		4,913
TOTAL TELECOMMUNICATION SERVICES		55,485
UTILITIES - 0.9%
Electric Utilities - 0.3%
AES Corp. (a)	84,900	3,655
Multi-Utilities - 0.6%
Enron Corp.	122,700	6,012
TOTAL UTILITIES		9,667
TOTAL COMMON STOCKS (Cost $1,063,067)		1,097,046
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $1,000)	Caa1	$ 1,000	$ 965
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 3.73% to 3.79% 7/12/01 (Cost $1,498)	-	1,500	1,499
Cash Equivalents - 1.1%
	Shares
Fidelity Cash Central Fund, 4.09% (b)	11,387,509	11,388
Fidelity Securities Lending Cash Central Fund, 4.02% (b)	1,147,697	1,148
TOTAL CASH EQUIVALENTS (Cost $12,536)		12,536
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,078,101)		1,112,046
NET OTHER ASSETS - 0.6%		6,675
NET ASSETS - 100%		$ 1,118,721
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $965,000 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneva Proteomics	7/7/00	$ 341
Rite Aid Corp.	6/27/01	$ 3,263
TeraBeam Networks	4/7/00	$ 18
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $643,029,000 and $660,001,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $51,107,000 and $89,988,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management
& Research Company. The commissions paid to these affiliated firms were $47,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,870,000 or 0.3% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $19,393,000. The weighted average interest rate was 6.1%. At period end there were no interfund loans outstanding.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $2,250,000
Income Tax Information

At June 30, 2001, the aggregate cost
of investment securities for income tax purposes was $1,087,296,000. Net unrealized appreciation aggregated $24,750,000, of which $134,998,000 related to appreciated investment securities and $110,248,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,409) (cost $1,078,101) - See accompanying schedule		$ 1,112,046
Cash		1
Receivable for investments sold		16,164
Receivable for fund shares sold		234
Dividends receivable		911
Interest receivable		40
Other receivables		18
Total assets		1,129,414
Liabilities
Payable for investments purchased	$ 7,152
Payable for fund shares redeemed	1,793
Accrued management fee	456
Other payables and accrued expenses	144
Collateral on securities loaned, at value	1,148
Total liabilities		10,693
Net Assets		$ 1,118,721
Net Assets consist of:
Paid in capital		$ 1,154,698
Undistributed net investment income		2,091
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(71,980)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,912
Net Assets, for 21,262 shares outstanding		$ 1,118,721
Net Asset Value, offering price and redemption price per share ($1,118,721 ÷ 21,262 shares)		$52.62

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 5,262
Interest		524
Security lending		30
Total income		5,816
Expenses
Management fee Basic fee	$ 3,311
Performance adjustment	(1,064)
Transfer agent fees	866
Accounting and security lending fees	143
Non-interested trustees' compensation	1
Custodian fees and expenses	17
Registration fees	27
Audit	23
Legal	5
Interest	3
Total expenses before reductions	3,332
Expense reductions	(262)	3,070
Net investment income		2,746
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(63,181)
Foreign currency transactions	(3)
Futures contracts	(929)	(64,113)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(19,397)
Assets and liabilities in foreign currencies	(18)
Futures contracts	1,429	(17,986)
Net gain (loss)		(82,099)
Net increase (decrease) in net assets resulting from operations		$ (79,353)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,746	$ 4,773
Net realized gain (loss)	(64,113)	139,652
Change in net unrealized appreciation (depreciation)	(17,986)	(241,233)
Net increase (decrease) in net assets resulting from operations	(79,353)	(96,808)
Distributions to shareholders From net investment income	(656)	(4,772)
In excess of net investment income	-	(9,993)
From net realized gain	-	(207,896)
In excess of net realized gain	(4,369)	-
Total distributions	(5,025)	(222,661)
Share transactions Net proceeds from sales of shares	26,732	231,807
Reinvestment of distributions	4,433	195,891
Cost of shares redeemed	(70,077)	(399,439)
Net increase (decrease) in net assets resulting from share transactions	(38,912)	28,259
Total increase (decrease) in net assets	(123,290)	(291,210)
Net Assets
Beginning of period	1,242,011	1,533,221
End of period (including undistributed net investment income of $2,091 and $699, respectively)	$ 1,118,721	$ 1,242,011
Other Information Shares
Sold	502	3,420
Issued in reinvestment of distributions	78	3,200
Redeemed	(1,332)	(5,984)
Net increase (decrease)	(752)	636

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 56.42	$ 71.72	$ 55.66	$ 54.11	$ 56.81	$ 52.48
Income from Investment Operations
Net investment income	.13 D	.22 D	.18 D	.05 D	.08 D	.62 E
Net realized and unrealized gain (loss)	(3.70)	(4.98)	22.23	1.50	4.46	8.18
Total from investment operations	(3.57)	(4.76)	22.41	1.55	4.54	8.80
Less Distributions
From net investment income	(.03)	(.22)	(.18)	-	(.05)	(.45)
In excess of net investment income	-	(.47)	(.02)	-	-	-
From net realized gain	-	(9.85)	(6.15)	-	(7.19)	(4.02)
In excess of net realized gain	(.20)	-	-	-	-	-
Total distributions	(.23)	(10.54)	(6.35)	-	(7.24)	(4.47)
Net asset value, end of period	$ 52.62	$ 56.42	$ 71.72	$ 55.66	$ 54.11	$ 56.81
Total Return B, C	(6.36)%	(7.16)%	40.73%	2.86%	8.55%	16.98%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,119	$ 1,242	$ 1,533	$ 1,195	$ 1,430	$ 1,332
Ratio of expenses to average net assets	.59% A	.58%	.58%	.62%	.65%	.66%
Ratio of expenses to average net assets after all expense reductions	.54% A, F	.52% F	.51% F	.54% F	.59% F	.64% F
Ratio of net invest- ment income to average net assets	.48% A	.33%	.28%	.10%	.13%	1.77%
Portfolio turnover rate	115% A	267%	309%	348%	334%	142%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.28 per share.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .40% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .15% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $241,000 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $21,000.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos*

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

The Chase Manhattan Bank

New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant ® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

TRE-SANN-0801 140680
1.705631.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com